UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): October 1, 2001
                                ----------------

                           Centre Capital Corporation.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)



              NEVADA                 000 - 25845           87-0385103
   -----------------------------   ----------------      --------------
    (State or Other Jurisdiction     (Commission          (IRS Employer
        of incorporation)            File Number)       Identification No.



                                2692 Gravel Drive
                             Fort Worth, Texas 76118
               --------------------------------------------- -----
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (817) 284-5365



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                                 --------------



ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On September 24, 2001, Centre Capital Corporation, Inc. (the "Company") filed a voluntary petition for bankruptcy under Chapter 7 of the United States Bankruptcy Code in the District of Nevada. The case number is 01-33278 gwz.







                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.





                                          Centre Capital Corp
                                          -------------------
                                          (Registrant)


Date: October 1, 2001                     /s/  Karl Jacobs
                                          ---------------------------
                                          Karl Jacobs, CEO